UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018

HEMISPHERE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35886	80-0885255
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)

4000 Ponce de Leon Boulevard

Suite 650

Coral Gables, FL 33146

(Address of principal executive offices) (Zip Code)

(305) 421-6364

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.  Regulation FD Disclosure.

On May 4, 2018, Hemisphere Media Group, Inc. (the “Company”) issued a press release announcing the Company’s entry into a definitive agreement to acquire a seventy five percent (75%) interest in Snap Global, LLC. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this item.

Statements in this Current Report on Form 8-K and oral statements made from time to time by representatives of the Company may contain certain statements about the Company and its consolidated subsidiaries that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report may include statements about the anticipated benefits of the acquisition, the impact of the transaction on the Company’s operations and financial performance and other information and statements that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of the Company and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) risks relating to any unforeseen liabilities of the Company and the acquired assets, (2) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects, businesses and management strategies and the expansion and growth of the operations of the Company; (3) the Company’s ability to successfully integrate the acquired assets and achieve anticipated synergies; (4) the risk that disruptions from the transaction will harm the Company’s business; and (5) the Company’s, plans, objectives, expectations and intentions generally. Additionally, factors that could cause actual results to differ materially from those expressed or implied by the forward-looking statements are discussed under the heading “Risk Factors” and “Forward-Looking Statements” in the Company’s most recent Annual Report on Form 10-K as they may be updated in any future reports filed with the Securities and Exchange Commission. If one or more of these factors materialize, or if any underlying assumptions prove incorrect, the Company’s actual results, performance, or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and the Company does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances.

The information included in this Current Report on Form 8-K, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K. Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933 or the Exchange Act if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on May 4, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by the Company on May 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date: May 4, 2018	By:	/s/ Alex J. Tolston
Name: Alex J. Tolston Executive Vice President, General Counsel and Corporate Secretary